Acquisition of Star 26 - Schedule of Fair Value of Assets Acquired and Liabilities Assumed Following the Adjustments Mentioned (Details) - Acquisition of Star 26 [Member] $ in Thousands	Jan. 12, 2026 USD ($)
Schedule of Fair Value of Assets Acquired and Liabilities Assumed Following the Adjustments Mentioned [Line Items]
Working capital	$ (6,683)
Long terms assets	4,805
Intangible assets	333
Intangible assets of available for sale, net	697
Goodwill	72,255
Other comprehensive income	139
Non-controlling interest	(734)
Long term liabilities	(1,379)
Net assets acquired	$ 69,433